John Hancock

--------------------------------------------------------------------------------

ANNUAL                             Patriot
REPORT                                 Global
                                   DIVIDEND FUND
7.31.02


    [LOGO](R)
------------------
JOHN HANCOCK FUNDS

[PHOTO OF MAUREEN R. FORD]
--------------------------
WELCOME

      Table of contents
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      Your fund at a glance
      page 1
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      Managers' report
      page 2
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      Fund's investments
      page 6
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      Financial statements
      page 9
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      Trustees & officers
      page 22
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      For your information
      page 29
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Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first seven months of 2002, the broad Standard & Poor's 500 Index is down 20%, the Dow Jones Industrial Average is off 12% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. domestic equity funds have produced negative results in the first seven months of 2002, according to Lipper, Inc., and the average equity fund has lost 20%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/s/ Maureen R. Ford
-------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

YOUR FUND AT A GLANCE
--------------------------------------------------------------------------------

The Fund seeks to provide high current income, consistent with modest growth in capital, by investing in a diversified portfolio of U.S.-dollar-denominated dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations.

Over the last twelve months

o The stock market produced negative results amid global political uncertainty and anemic economic conditions.

o The Fund benefited from a focus on electric and natural gas transmission and distribution, and avoidance of energy trading companies.

o Most financial holdings also fared well as their cost of borrowing was dramatically reduced.

John Hancock Patriot Global Dividend Fund

Fund performance for the year ended July 31, 2002.

[The following data was represented as a bar chart in the printed material.]

-8.92%

The total return for the Fund is at net asset value with all distributions reinvested.

Top 10 issuers

4.5% Lehman Brothers, Inc.
4.4% Puget Energy, Inc.
4.3% El Paso Tennessee Pipeline Co., Inc.
3.9% Bear Stearns Companies, Inc.
3.6% CH Energy Group, Inc.
3.5% South Carolina Electric & Gas Co.
3.3% HSBC USA, Inc.
3.2% SLM Corp.
3.0% Devon Energy Corp.
2.9% Anadarko Petroleum Corp.

As a percentage of net assets plus value of preferred shares on July 31, 2002.

BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock

Patriot Global Dividend Fund

MANAGERS' REPORT

"...negative results, amid an increasingly ugly investment environment."

Preferred stocks generally outpaced the broader stock market during the 12-month period ended July 31, 2002, although that still meant negative results, amid an increasingly ugly investment environment. In August 2001, preferred stocks' performance was reasonably strong as the Federal Reserve cut interest rates to bolster an anemic economy. Because of their relatively high dividends, preferred stocks tend to rise in value like bonds when interest rates fall, and fall in value when rates are on the upswing.

Although they didn't escape the market sell-off that ensued during the weeks immediately after the tragic events of September 11, 2001, preferred stocks rallied in October and November as the Fed aggressively cut interest rates to steady global markets and to prevent an economic slowdown from worsening. But a chill that lasted until spring set over preferred stocks beginning in December. An evolving consensus that an economic rebound was just around the corner, and strong indications that the Fed was at the end of its cycle of cutting rates, prompted investors to gravitate from bonds and the more defensive segments of the stock market -- like preferred stocks -- to more economically sensitive groups. This trend reversed itself in April and May with a sell-off in the broader stock market and a rally in the Treasury market. Flagging investor confidence -- caused by growing corporate scandals -- helped buoy preferred stocks in June and July -- as did indications that economic growth might be weak and that the Fed might consider a rate cut.

INVESTORS PULL THE PLUG ON UTILITY COMMONS

Despite very brief bouts of brilliance, utility common stocks -- the Fund's other primary investment focus -- fared comparatively poorly for the period. Like preferreds, utilities fell out of

                                                          [PHOTO OF GREG PHELPS]
                                                          Greg Phelps

favor last fall. Their popularity didn't improve much in December when the collapse of energy-trading company Enron was a major drag on utility stocks. "Enronitis" haunted the group until March, when electricity, oil and natural gas prices rose dramatically in response to stronger industrial demand and heightened tensions in the Middle East. Furthermore, there was growing confidence that most utilities weren't subject to the types of problems that brought down Enron. That sentiment was short-lived, however. Virtually the entire utility sector was called into question in May and June in response to Federal investigations into the energy trading practices of a number of utility companies.

July was a particularly brutal month. More accounting scandals haunted the utility group and even the most "plain vanilla" utilities that transmit and distribute electricity came under pressure as mutual fund managers sold their strongest performers in order to meet shareholder redemptions.

FUND PERFORMANCE

"Our biggest detractors were the stocks of companies in the telecom industry..."

For the 12 months ended July 31, 2002, John Hancock Patriot Global Dividend Fund returned -8.92% at net asset value relative to common stock. By comparison, the average income and preferred stock fund returned -6.36%, the broad Standard & Poor's 500 Index returned -12.65% and the Dow Jones Utility Average, which tracks the performance of 15 electric and natural gas utilities, returned -29.40%. Our stake in utility common stocks dampened our relative performance.

Focusing on reliable utility companies that did more mundane things like transmit and distribute electricity in mostly regulated markets helped us avoid the most put-upon electric trading companies. For example, NSTAR, the former Boston Edison, performed well thanks in part to a favorable regulatory environment. Toward the tail end of the period, the company underscored its reliability by declaring its 453rd consecutive dividend. Another good regional performer with a higher-than-average dividend yield was WPS Resources. We also saw strong gains from the common stocks of companies with major gas pipeline infrastructure and/or natural gas reserves, including Dominion Resources. Companies involved in the production and distribution of oil and natural gas also held in pretty well, including Anadarko Petroleum, Apache and Devon Energy, which each posted strong gains as energy prices rose and then stabilized at relatively high prices.

Top five industry groups(1)

--------------------------------------------------------------------------------
54%
Utilities
--------------------------------------------------------------------------------
11%
Broker services
--------------------------------------------------------------------------------
8%
Banks--
United States
--------------------------------------------------------------------------------
8%
Oil & gas
--------------------------------------------------------------------------------
7%
Finance
--------------------------------------------------------------------------------

Portfolio diversification(1)

[The following was represented as a pie chart in the printed material.]

69%  Preferred stock
29%  Common stock
 2%  Short-term investments

TELECOM HURTS, FINANCIALS HOLD

Our biggest detractors were the stocks of companies in the telecom industry, which were dragged down on negative developments at WorldCom and Adelphia. In particular, Canadian cable, Internet and satellite service provider Shaw Communications got caught -- we believe unfairly so -- in the telecom industry's post-bubble vortex. We're sticking with the company for now, because we believe that its fundamentals are strong.

-------------------------------------------------------------------------------------------
INVESTMENT                  RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS    SCORECARD
-------------------------------------------------------------------------------------------
Anadarko Petroleum          [up arrow]  Rising energy prices boost earnings prospects
NSTAR                       [up arrow]  Improved regulatory environment paves way for better financial results
Shaw Communications         [down arow] Company gets painted with WorldCom/Adelphia brush

Citigroup also disappointed at the end of the period, due to questions about loans to Enron and its investments in Latin America. Notwithstanding those negatives, the company has a huge and profitable global franchise that we believe can weather those negative events. While Citigroup stumbled, the majority of our other financial holdings -- many of which were helped by a rather dramatic decline in their costs to borrow -- did well.

OUTLOOK

"...we think the economy is sending too many mixed signals for us to call an interest rate cut."

It's becoming increasingly clear that the economy's growth prospects aren't enough to raise the specter of inflation or higher interest rates over the near term. But at present, we think the economy is sending too many mixed signals for us to call an interest rate cut. We're likely to focus on preferred stocks that are selling below par and on high-coupon preferreds, both of which are attractive on a total-return basis and immunize the portfolio from rising interest rates as the economy slowly strengthens. Utility stocks have attractive earnings growth prospects and their stocks are priced lower than they have been in decades from a price-to-earnings perspective. So the sector looks cheap relative to other industry sectors. Furthermore, we believe that 2001 served as a useful reminder for shareholders about the importance of diversification. Because of that, we don't think that utility stocks will be left out in the cold even if the economy begins to enjoy a quick and sharp rebound.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

(1) As a percentage of the Fund's portfolio on 7-31-02.

FINANCIAL STATEMENTS

FUND'S INVESTMENTS
--------------------------------------------------------------------------------

Securities owned by the Fund on July 31, 2002

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES               ISSUER                                                                       VALUE
-------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 112.10%                                                                   $108,660,325
-------------------------------------------------------------------------------------------------------
(Cost $119,199,901)

Agricultural Operations 3.62%                                                                $3,510,000
45,000               Ocean Spray Cranberries, Inc., 6.25% (R)                                 3,510,000

Banks -- Foreign 4.16%                                                                        4,032,047
154,900              Australia and New Zealand Banking Group Ltd.,
                       9.125% (Australia)                                                     4,032,047

Banks -- United States 12.92%                                                                12,518,300
540                  ABN AMRO North America, Inc., 8.75%, Ser A (R)                             576,450
80,000               FleetBoston Financial Corp., 6.75%, Depositary
                       Shares, Ser VI                                                         3,960,000
108,550              HSBC USA, Inc., $2.8575                                                  5,101,850
60,000               J.P. Morgan Chase & Co., 6.625%, Depositary
                       Shares, Ser H                                                          2,880,000

Broker Services 18.13%                                                                       17,577,815
61,000               Bear Stearns Cos., Inc., 5.49%, Ser G                                    2,397,300
92,000               Bear Stearns Cos., Inc., 5.72%, Ser F                                    3,661,600
147,950              Lehman Brothers Holdings, Inc., 5.67%,
                       Depositary Shares, Ser D                                               5,991,975
28,100               Lehman Brothers Holdings, Inc., 5.94%, Ser C                             1,140,860
158,000              Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A               4,386,080

Diversified Operations 1.42%                                                                  1,379,550
51,000               Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                      1,379,550

See notes to financial statements.

SHARES               ISSUER                                                                       VALUE
Finance 10.64%                                                                              $10,308,840
85,200               Citigroup, Inc., 6.231%, Depositary Shares, Ser H                        3,919,200
56,000               Household International, Inc., 7.50%, Depositary
                       Shares, Ser 2001-A                                                     1,354,640
100,000              SLM Corp., 6.97%, Ser A                                                  5,035,000

Leasing Companies 3.11%                                                                       3,013,200
162,000              AMERCO, 8.50%, Ser A                                                     3,013,200

Media 4.12%                                                                                   3,997,000
166,200              Shaw Communications, Inc., 8.45%, Ser A (Canada)                         2,559,480
95,200               Shaw Communications, Inc., 8.50% (Canada)                                1,437,520

Oil & Gas 12.84%                                                                             12,446,100
52,300               Anadarko Petroleum Corp., 5.46%, Depositary Shares                       4,589,325
35,300               Apache Corp., 5.68%, Depositary Shares, Ser B                            3,150,525
50,000               Devon Energy Corp., 6.49%, Ser A                                         4,706,250

Telecommunications 0.93%                                                                        901,838
13,928               Touch America Holdings, Inc., $6.875                                       901,838

Utilities 40.21%                                                                             38,975,635
210,000              Alabama Power Co., 5.20%                                                 4,378,500
10,000               Baltimore Gas & Electric Co., 6.99%, Ser 1995                            1,020,000
40,000               Coastal Finance I, 8.375%                                                  796,400
146,000              El Paso Tennessee Pipeline Co., 8.25%, Ser A                             6,752,500
55,700               Energy East Capital Trust I, 8.25%                                       1,386,930
67,500               Entergy London Capital, L.P., 8.625%, Ser A                              1,702,350
19,750               Pacific Enterprises, $4.50                                               1,125,750
42,500               PSI Energy, Inc., 6.875%                                                 4,247,875
7,000                Public Service Electric & Gas Co., 6.92%                                   707,000
185,000              Puget Sound Energy, Inc., 7.45%, Ser II                                  4,532,500
220,800              Sierra Pacific Power Co., 7.80%, Ser I (Class A)                         4,195,200
55,000               South Carolina Electric & Gas Co., 6.52%                                 5,486,250
118,000              TDS Capital Trust II, 8.04%                                              2,644,380

-------------------------------------------------------------------------------------------------------
COMMON STOCKS 47.69%                                                                        $46,226,867
-------------------------------------------------------------------------------------------------------
(Cost $55,257,379)

Telecommunications 0.08%                                                                         75,460
77,000               Touch America Holdings, Inc.                                                75,460

Utilities 47.61%                                                                             46,151,407
127,420              Alliant Energy Corp.                                                     2,437,545
154,000              Aquila, Inc.                                                             1,105,720
112,900              CH Energy Group, Inc.                                                    5,589,679
47,500               Dominion Resources, Inc.                                                 2,823,400
111,900              DTE Energy Co.                                                           4,583,424
58,000               Duke Energy Corp.                                                        1,478,420
194,000              Energy East Corp.                                                        4,041,020
102,000              KeySpan Corp.                                                            3,559,800
44,000               NiSource, Inc.                                                             871,200
180,000              Northeast Utilities                                                      2,997,000
79,000               NSTAR                                                                    3,381,200
40,500               Peoples Energy Corp.                                                     1,421,955
28,000               Progress Energy, Inc.                                                    1,309,000

                                              See notes to financial statements.

SHARES               ISSUER                                                                       VALUE
Utilities (continued)
35,000               Progress Energy, Inc. (Contingent Value Obligation)                        $10,150
112,800              Puget Energy, Inc.                                                       2,366,544
12,000               Reliant Energy, Inc.                                                       120,720
254,000              Sierra Pacific Resources                                                 1,590,040
143,700              TECO Energy, Inc.                                                        3,319,470
60,400               WPS Resources Corp.                                                      2,198,560
136,000              Xcel Energy, Inc.                                                          946,560

                                                  INTEREST          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                RATE              (000s OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 1.99%                                                                 $1,931,000
-------------------------------------------------------------------------------------------------------
(Cost $1,931,000)

Commercial Paper 1.99%
ChevronTexaco Corp., 08-01-02                     1.62%                 $1,931                1,931,000

-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 161.78%                                                                  $156,818,192
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (61.78%)                                                 ($59,885,757)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.00%                                                                    $96,932,435
-------------------------------------------------------------------------------------------------------

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,086,450, or 4.22% of net assets, as of July 31, 2002.

      Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

      The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

                                                            FINANCIAL STATEMENTS

ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

July 31, 2002

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $176,388,280)                           $156,818,192
Cash                                                                         81
Dividends receivable                                                    456,028
Other assets                                                             36,374
Total assets                                                        157,310,675
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable to affiliates                                                   136,678
Other payables and accrued expenses                                     122,495
Total liabilities                                                       259,173
Dutch Auction Rate Transferable Securities preferred
 shares (DARTS), at value, unlimited number of shares of
 beneficial interest authorized with no par value,
 600 shares issued, liquidation preference of
 $100,000 per share                                                  60,119,067
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Common shares capital paid-in                                       113,493,473
Accumulated net realized loss on investments                           (461,007)
Net unrealized depreciation of investments                          (19,570,088)
Accumulated net investment income                                     3,470,057
Net assets applicable to common shares                              $96,932,435
--------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
--------------------------------------------------------------------------------
Based on 8,344,700 shares of beneficial
 interest outstanding -- unlimited number of shares
 authorized with no par value                                            $11.62

                                              See notes to financial statements.

FINANCIAL STATEMENTS

OPERATIONS
--------------------------------------------------------------------------------

For the year ended July 31, 2002

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                           $11,468,177
Interest                                                                 71,899

Total investment income                                              11,540,076
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                             1,369,519
Administration fee                                                      256,785
DARTS auction fee                                                       152,295
Federal excise tax                                                      133,069
Auditing fee                                                             63,150
Printing                                                                 54,809
Custodian fee                                                            38,411
Transfer agent fee                                                       33,889
Registration and filing fee                                              23,900
Miscellaneous                                                            15,434
Trustees' fee                                                             8,484
Legal fee                                                                 2,857

Total expenses                                                        2,152,602

Net investment income                                                 9,387,474
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
Net realized loss on investments                                       (184,775)
Change in net unrealized appreciation (depreciation)
 of investments                                                     (18,211,295)
Net realized and unrealized loss                                    (18,396,070)

Distribution to DARTS                                                (1,233,275)
Decrease in net assets from operations                             ($10,241,871)


See notes to financial statements.

                                                            FINANCIAL STATEMENTS

CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders, if any.


                                                        YEAR               YEAR
                                                       ENDED              ENDED
                                                     7-31-01            7-31-02
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                             $9,844,842         $9,387,474
Net realized gain (loss)                           2,358,192           (184,775)
Change in net unrealized
 appreciation (depreciation)                       8,209,762        (18,211,295)
Distributions to DARTS                            (2,661,573)        (1,233,275)
Increase (decrease) in net assets
 resulting from operations                        17,751,223        (10,241,871)
Distributions to common shareholders
 From net investment income                       (8,110,367)        (8,110,601)
                                                  (8,110,367)        (8,110,601)
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                              105,644,051        115,284,907
End of period(1)                                $115,284,907        $96,932,435

(1) Includes accumulated net investment income of $143,231 and $3,470,057, respectively.

                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                               7-31-98        7-31-99        7-31-00        7-31-01        7-31-02
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                        $14.33         $15.13         $14.01         $12.66         $13.82
Net investment income(1)                      1.30           1.20           1.24           1.18           1.12
Net realized and unrealized
 gain (loss) on investments                   0.85          (0.99)         (1.31)          1.27          (2.20)
Distributions to DARTS                       (0.30)         (0.29)         (0.31)         (0.32)         (0.15)
Total from investment operations              1.85          (0.08)         (0.38)          2.13          (1.23)
Less distributions to
 common shareholders
From net investment income                   (1.05)         (1.04)         (0.97)         (0.97)         (0.97)
Net asset value,
 end of period                              $15.13         $14.01         $12.66         $13.82         $11.62
Per share market value,
 end of period                              $13.19         $11.19         $11.19         $12.66         $11.13
Total return at market value(2) (%)          10.30          (8.02)          9.51          22.53          (5.06)
--------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets applicable to common
 shares, end of period (in millions)          $126           $117           $106           $115            $97
Ratio of expenses to average
 net assets(3) (%)                            1.85           1.85           1.91           1.87           1.94
Ratio of net investment income
 to average net assets(4) (%)                 8.72           8.09           9.63           8.57           8.44
Portfolio turnover (%)                          43             38             24             26             17
--------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
--------------------------------------------------------------------------------------------------------------
Total value of DARTS outstanding
 (in millions)                                 $60            $60            $60            $60            $60
Involuntary liquidation preference
 per unit (in thousands)                      $100           $100           $100           $100           $100
Approximate market value per unit
 (in thousands)                               $100           $100           $100           $100           $100
Asset coverage per unit(5)                $310,691       $296,112       $273,324       $290,681       $254,633

(1)   Based on the average of shares outstanding.
(2)   Assumes dividend reinvestment.
(3) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares value, the ratio of expenses would have been 1.25%, 1.25%, 1.23%, 1.23% and 1.26%, respectively.
(4) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.86%, 5.45%, 6.18%, 5.63% and 5.48%, respectively.
(5) Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date.

See notes to financial statements.

NOTES TO STATEMENTS
--------------------------------------------------------------------------------

NOTE A

Accounting policies

John Hancock Patriot Global Dividend Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. Net capital losses of $276,590 attributable to security transactions incurred after October 31, 2001 are treated as arising on August 1, 2002, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. During the year ended July 31, 2002, the tax character of distributions paid was as follows: ordinary income $9,343,876.

As of July 31, 2002, the components of distributable earnings on a tax basis included $3,447,983 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Dutch Auction Rate Transferable Securities preferred shares

The Fund issued 600 shares of Dutch Auction Rate Transferable Securities preferred shares ("DARTS") on October 16, 1992, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS ranged from 1.50% to 2.98% during the year ended July 31, 2002. Accrued dividends on DARTS are included in the value of DARTS on the Fund's statement of assets and liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's by-laws.

Change in financial classification for DARTS

In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its DARTS outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to DARTS shareholders are now classified as a component of the "Increase in net assets resulting from operations" on the statement of operations and statement of changes in net assets, and as a component of the "Total from investment operations" in the financial highlights. Prior years' amounts presented have been restated to conform to this year's presentation. This change has no impact on the net assets applicable to common shares of the Fund.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets plus the value attributable to the DARTS.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly net assets plus the value attributable to the DARTS.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C

Fund common share transactions

The listing illustrates the reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                 YEAR ENDED 7-31-01               YEAR ENDED 7-31-02
                             SHARES          AMOUNT           SHARES          AMOUNT
Beginning of period       8,344,700    $113,719,933        8,344,700    $113,627,247
Reclassification of
 capital accounts                --         (92,686)              --        (133,774)
End of period             8,344,700    $113,627,247        8,344,700    $113,493,473

NOTE D

Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended July 31, 2002, aggregated $28,622,810 and $30,119,612, respectively.

The cost of investments owned at July 31, 2002 including short-term investments, for federal income tax purposes was $176,572,697. Gross unrealized appreciation and depreciation of investments aggregated $4,258,300 and $24,012,805, respectively, resulting in net unrealized depreciation of $19,754,505. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E

Reclassification of accounts

During the year ended July 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $3,149,454, an increase in accumulated net investment income of $3,283,228 and a decrease in capital paid-in of $133,774. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of July 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to book/tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment income per share in the financial highlights excludes these adjustments.

AUDITORS' REPORT
--------------------------------------------------------------------------------

Report of Deloitte & Touche LLP, Independent Auditors

To The Board of Trustees and Shareholders of John Hancock Patriot Global Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Global Dividend Fund (the "Fund") as of July 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 30, 2002

TAX INFORMATION
--------------------------------------------------------------------------------

Unaudited

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended July 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended July 31, 2002, 100.00% of the dividends qualify for the corporate dividends-received deduction.

Shareholders will receive a 2002 U.S. Treasury Department Form 1099-DIV in January of 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S.-dollar-denominated securities.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

DIVIDEND REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone, or by visiting the Plan Agent's Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as an agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to dividend record dates; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING (unaudited)

On March 7, 2002, the Annual Meeting of the Fund was held to elect six Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                                   WITHHELD
                                        FOR                        AUTHORITY
--------------------------------------------------------------------------------
James F. Carlin                         5,601,085                  71,697

William H. Cunningham                   5,596,881                  75,902

John P. Toolan                          5,592,739                  80,043

Patti McGill Peterson                   5,593,096                  79,686

John A. Moore                           5,597,012                  75,770

The preferred shareholders elected John M. DeCiccio to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows: 393 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending July 31, 2002, with the votes tabulated as follows: 5,562,876 FOR, 38,774 AGAINST and 70,632 ABSTAINING.

TRUSTEES & OFFICERS
--------------------------------------------------------------------------------

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                          NUMBER OF
NAME, AGE                                                                                  TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                          OF FUND   FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                          SINCE(1)      BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
James F. Carlin(2), Born: 1940                                                             1992                  36
-------------------------------------------------------------------------------------------------------------------
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).
-------------------------------------------------------------------------------------------------------------------
William H. Cunningham, Born: 1944                                                          1995                  36
-------------------------------------------------------------------------------------------------------------------
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of
the following: The University of Texas Investment Management Company
(until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise
Television Corp. (since 2000), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2000),
rateGenius (since 2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank - Austin).

                                                                                                          NUMBER OF
NAME, AGE                                                                                  TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                          OF FUND   FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                          SINCE(1)      BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Ronald R. Dion, Born: 1946                                                                 1998                  36
-------------------------------------------------------------------------------------------------------------------
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.
-------------------------------------------------------------------------------------------------------------------
Charles L. Ladner(2), Born: 1938                                                           1992                  36
-------------------------------------------------------------------------------------------------------------------
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).
-------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson, Born: 1943                                                          2002                  36
-------------------------------------------------------------------------------------------------------------------
Executive Director, Council for International Exchange of Scholars
(since 1998), Vice President, Institute of International Education
(since January 1998); Senior Fellow, Cornell Institute of Public Affairs,
Cornell University (until 1997); President Emerita of Wells College and
St. Lawrence University; Director, Niagara Mohawk Power Corporation
(electric utility).
-------------------------------------------------------------------------------------------------------------------
John A. Moore(2), Born: 1939                                                               2002                  36
-------------------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).
-------------------------------------------------------------------------------------------------------------------
Steven Pruchansky, Born: 1944                                                              1992                  36
-------------------------------------------------------------------------------------------------------------------
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).
-------------------------------------------------------------------------------------------------------------------
Norman H. Smith, Born: 1933                                                                1992                  36
-------------------------------------------------------------------------------------------------------------------
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).
-------------------------------------------------------------------------------------------------------------------
John P. Toolan(2), Born: 1930                                                              1993                  36
-------------------------------------------------------------------------------------------------------------------
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES(3)


NAME, AGE                                                                                                 NUMBER OF
POSITION(S) HELD WITH FUND                                                                 TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                          OF FUND   FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                          SINCE(1)      BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
John M. DeCiccio, Born: 1948                                                               2001                  66
-------------------------------------------------------------------------------------------------------------------
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John Hancock
Advisers, LLC (the "Adviser") and The Berkeley Financial Group, LLC ("The
Berkeley Group"), John Hancock Funds, LLC ("John Hancock Funds"), Massachusetts
Business Development Corporation; Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999) and John Hancock Signature Services,
Inc. ("Signature Services") (until 1997).
-------------------------------------------------------------------------------------------------------------------
Maureen R. Ford, Born: 1955                                                                2000                  66
-------------------------------------------------------------------------------------------------------------------
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                  OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                 OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                             SINCE
-------------------------------------------------------------------------------------------------------------------
William L. Braman, Born: 1953                                                                                  2000
-------------------------------------------------------------------------------------------------------------------
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).
-------------------------------------------------------------------------------------------------------------------
Richard A. Brown, Born: 1949                                                                                   2000
-------------------------------------------------------------------------------------------------------------------
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

-------------------------------------------------------------------------------------------------------------------
Susan S. Newton, Born: 1950                                                                                    1992
-------------------------------------------------------------------------------------------------------------------
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser
and each of the John Hancock funds, John Hancock Funds and The Berkeley Group;
Vice President, Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.
-------------------------------------------------------------------------------------------------------------------
William H. King, Born: 1952                                                                                    1992
-------------------------------------------------------------------------------------------------------------------
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the
John Hancock funds (until 2001).
-------------------------------------------------------------------------------------------------------------------
Thomas H. Connors, Born: 1959                                                                                  1992
-------------------------------------------------------------------------------------------------------------------
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

(1) Each Trustee serves until resignation, retirement age or until his or her successor is elected.
(2)   Member of Audit Committee.
(3) Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

FOR YOUR INFORMATION
--------------------------------------------------------------------------------

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND DISBURSER

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT FOR DARTS

Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL

Listed New York Stock Exchange:
PGD

For shareholder assistance refer to page 20

HOW TO CONTACT US
--------------------------------------------------------------------------------

On the Internet                               www.jhfunds.com

By regular mail                               Mellon Investor Services
                                              85 Challenger Road
                                              Overpeck Centre
                                              Ridgefield Park, New Jersey 07660

Customer service representatives              1-800-852-0218

24-hour automated information                 1-800-843-0090

TDD line                                      1-800-231-5469

    [LOGO](R)                                                      -------------
------------------                                                   PRESORTED
JOHN HANCOCK FUNDS                                                    STANDARD
                                                                    U.S. POSTAGE
1-800-852-0218                                                          PAID
1-800-843-0090                                                          MIS
1-800-231-5469 (TDD)                                               -------------

www.jhfunds.com

                                                                     P400A  7/02
                                                                            9/02